UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2020

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-39144 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 South Meridian Boulevard Englewood, Colorado (Address of principal executive offices)		80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 17, 2020, DISH Network Corporation (“DISH Network”) issued a press release announcing that on December 16, 2020, it priced an offering of $2 billion aggregate principal amount of 0% Convertible Notes due 2025 (the “Notes”). The Notes will mature on December 15, 2025. The Notes will not bear regular interest, and the principal amount of the Notes will not accrete. The Notes will be convertible under certain circumstances and during certain periods into DISH Network’s Class A Common Stock at an initial conversion rate of 24.4123 shares of DISH Network’s Class A Common Stock per $1,000 principal amount of Notes, equivalent to an initial conversion price of approximately $40.96 per share. Upon any conversion, DISH Network will settle its conversion obligation in cash, shares of its Class A Common Stock or a combination of cash and shares of its Class A Common Stock, at its election. In connection with the offering, DISH Network also granted the initial purchaser of the Notes a 30-day option to purchase up to an additional $300 million in aggregate principal amount of the Notes. The net proceeds of the offering are intended to be used for general corporate purposes, including 5G network buildout costs.

DISH Network placed the Notes in a private placement under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and shares of DISH Network’s Class A Common Stock issuable upon the conversion of the Notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Certain statements incorporated by reference in this Current Report on Form 8-K may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described.  DISH Network does not undertake any obligation to update forward-looking statements.

See Press Release, dated December 17, 2020, “DISH Network Places Offering of $2 Billion in Convertible Notes,” attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release “DISH Network Places Offering of $2 Billion in Convertible Notes” dated December 17, 2020
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

Date: December 17, 2020	By:	/s/ Timothy A. Messner
Timothy A. Messner
Executive Vice President and General Counsel